    CASE NAME:      EyeCorp, Inc.
    ---------------------------------------------

    ---------------------------------------------
    CASE NUMBER:    00-30748-RCM



                   UNITED STATES BANKRUPTCY COURT

                   NORTHERN AND EASTERN DISTRICTS OF TEXAS

                   DIVISION  _________________________



                   QUARTER ENDING:  June 30, 2001
                   -----------------------------------------------------


                   FOR POST CONFIRMATION REPORTING
                   -----------------------------------------------------

         QUARTERLY OPERATIONG REPORT AND QUARTERLY BANK RECONCILEMENT


    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRET AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


    RESPONSIBLE PARTY:

    Original Signature of Responsible Party     /s/ Karen Nicolaou
             -----------------------------------------------------------------

    Printed Name of Responsible Party   Karen Nicolaou
             -----------------------------------------------------------------

    Title                                 Secretary
             -----------------------------------------------------------------


    PREPARER:

    Original Signature of Preparer Party        /s/ Juliet Markovich
             -----------------------------------------------------------------

    Printed Name of Preparer            Juliet Markovich
             -----------------------------------------------------------------

    Title                              Assistant Controller
             -----------------------------------------------------------------



    POST CONFIRMATION
    QUARTERLY OPERATING REPORT

  ------------------------------------------------------------
    CASE NAME:       EyeCorp, Inc.
  ------------------------------------------------------------

  ------------------------------------------------------------
    CASE NUMBER:  00-30748-RCM
  ------------------------------------------------------------

         ********** ALL AMOUNTS ARE UNAUDITED **********

    QUARTER ENDING:  June 30, 2001
  -------------------------------------------------------------------------------------------------

    1.       BEGINNING OF QUARTER CASH BALANCE:                                           5,102,140
  -------------------------------------------------------------------------------------------------

    CASH RECEIPTS:
                                                              -------------------------------------

    CASH RECEIPTS DURING CURRENT QUARTER:
    (a).  Cash receipts from business opertations               +
  -------------------------------------------------------------------------------------------------
    (b).  Cash receipts from loan proceeds                      +
  -------------------------------------------------------------------------------------------------
    (c).  Cash receipts from contributed capital                +
  -------------------------------------------------------------------------------------------------
    (d).  Cash receipts from tax refunds                        +
  -------------------------------------------------------------------------------------------------
    (e).  Cash receipts from other sources                      +                         1,079,198
  -------------------------------------------------------------------------------------------------
    2.                  TOTAL CASH RECEIPTS                     =                         1,079,198
  -------------------------------------------------------------------------------------------------
    CASH DISBURSEMENTS:
  -------------------------------------------------------------------------------------------------
    (A).  PAYMENTS MADE UNDER THE PLAN:
  -------------------------------------------------------------------------------------------------
    (1).  Administrative                                        +                             8,000
  -------------------------------------------------------------------------------------------------
    (2).  Secured Creditors                                     +
  -------------------------------------------------------------------------------------------------
    (3).  Priority Creditors                                    +
  -------------------------------------------------------------------------------------------------
    (4).  Unsecured Creditors                                   +
  -------------------------------------------------------------------------------------------------
    (5).  Additional Plan Payments                              +
  -------------------------------------------------------------------------------------------------
    (B).  OTHER PAYMENTS MADE THIS QUARTER:
  -------------------------------------------------------------------------------------------------
    (1).  General Business                                      +                             8,464
  -------------------------------------------------------------------------------------------------
    (2).  Other Disbursements                                   +                           189,599
  -------------------------------------------------------------------------------------------------
    3.                  TOTAL DISBURSEMENTS THIS QUARTER        =                           206,063
  -------------------------------------------------------------------------------------------------
    4.       CASH BALANCE END OF QUARTER                        =                         5,975,276
    Line 1 - Plus Line 2 - Minus Line 3 = Line 4
  -------------------------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------


                                    2 of 3



    POST CONFIRMATION
    QUARTERLY BANK RECONCILEMENT


--------------------------------------------------------
    CASE NAME:     EyeCorp, Inc.
--------------------------------------------------------

--------------------------------------------------------
    CASE NUMBER:   00-30748-RCM
--------------------------------------------------------

    The recognized debtor must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
    Attach additional sheets for each bank reconcilement if necessary.


                ********** ALL AMOUNTS ARE UNAUDITED **********

    QUARTER ENDING: June 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
    Bank Reconciliations                                         Account #1       Account #2       Account #3
---------------------------------------------------------------------------------------------------------------------------------
          A.                     BANK                               SWBOT            SWBOT                              TOTAL
---------------------------------------------------------------------------------------------------------------------------------
          B.                     ACCOUNT NUMBER                        337370          9337370
---------------------------------------------------------------------------------------------------------------------------------
          C.                     PURPOSE (TYPE)                   OPERATING          SWEEP
---------------------------------------------------------------------------------------------------------------------------------
                  1              BALANCE PER BANK STATEMENT                 -        5,976,606                          5,976,606
---------------------------------------------------------------------------------------------------------------------------------
                  2              ADD: TOTAL DEPOSITS NOT                                                                        -
                                 CREDITED
---------------------------------------------------------------------------------------------------------------------------------
                  3              SUBTRACT: OUTSTANDING CHECKS               -            1,330                              1,330
---------------------------------------------------------------------------------------------------------------------------------
                  4              OTHER RECONCILING ITEMS                                                                        -
---------------------------------------------------------------------------------------------------------------------------------
                  5              MONTH END BALANCE PER BOOKS                -        5,975,276                          5,975,276
=================================================================================================================================
                  6              NUMBER OF LAST CHECK WRITTEN
=================================================================================================================================
                  7              CASH:  CURRENCY ON HAND
---------------------------------------------------------------------------------------------------------------------------------
                  8              TOTAL CASH - END OF MONTH                                                              5,975,276
---------------------------------------------------------------------------------------------------------------------------------

                     CASH IN:
                     INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                     BANK ACCOUNT NAME AND NUMBER                  DATE OR          TYPE OF          PURCHASE          CURRENT
                                                                   PURCHASE        INSTRUMENT         PRICE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                  9
---------------------------------------------------------------------------------------------------------------------------------
                 10
---------------------------------------------------------------------------------------------------------------------------------
                 11
---------------------------------------------------------------------------------------------------------------------------------
                 12
---------------------------------------------------------------------------------------------------------------------------------
                 13              TOTAL INVESTMENTS                                                                              -
---------------------------------------------------------------------------------------------------------------------------------
                 14              TOTAL CASH                                                                             5,975,276
                                 LINE 8 - PLUS LINE 13 = LINE 14 ****
---------------------------------------------------------------------------------------------------------------------------------
                     **** Must tie to Line 4, Quarterly Operating Report
---------------------------------------------------------------------------------------------------------------------------------

                              PAGE: 3 OF 3 PAGES